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                                                                 EXHIBIT 10.37


                          FIRST AMENDMENT TO REVOLVING
                         CREDIT AND SECURITY AGREEMENT

     This FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 15th day of May, 2000, by and among ELTRAX SYSTEMS, INC., a Minnesota corporation ("Eltrax"); ELTRAX TECHNOLOGY SERVICES GROUP, INC., a Georgia corporation ("Technology"); ELTRAX ASP GROUP, LLC, a Georgia limited liability company ("ASP"); SQUIRREL SYSTEMS, INC., a Georgia corporation ("Squirrel"); SENERCOMM, INC., a Florida corporation ("Senercomm"); ELTRAX CUSTOMER CARE GROUP, INC., a Georgia corporation ("Customer Care"); ELTRAX INTERNATIONAL, INC., a Pennsylvania corporation ("International"); and ELTRAX HOSPITALITY GROUP, INC., a Georgia corporation ("Hospitality"; Eltrax, Technology, ASP, Squirrel, Senercomm, Customer Care, International and Hospitality, each a "Borrower" and collectively the "Borrowers"); the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender"); and PNC Bank, NATIONAL ASSOCIATION, a national banking association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors and assigns in such capacity, the "Agent").

                                   RECITALS:

     Agent, Lenders and Borrowers are parties to a certain Revolving Credit and Security Agreement dated March 14, 2000 (as amended at any time, the "Credit Agreement") pursuant to which Lender has made certain revolving credit loans to Borrower.

     The parties desire to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the condition precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

          a. By inserting the following as a new Section 3.10 immediately following the existing Section 3.9:

          3.10 NON-DIVESTMENT WARRANTS. Unless, prior to January 1, 2001, Borrowers have consummated a Permitted Sale of all or part of the Hospitality Division and Agent has received all net cash proceeds from such disposition in an amount not less than $20,000,000 for application to the Obligations in accordance with this Agreement, Eltrax shall issue,

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     ratably to each Lender, on or before January 15, 2001, warrants for the purchase of shares of common stock of Eltrax, with such warrants to have an aggregate value of at least $500,000. Such warrants shall be issued on terms and conditions acceptable to Lenders, including, without limitation, the following terms: (a) the exercise price for purchasing common stock of Eltrax pursuant to such warrants shall be $0.01 per share; (b) such warrants shall include demand and incidental registration rights and anti-dilution provisions as are customary; (c) such warrants shall include customary indemnification provisions and rights of first refusal; and
     (d) such warrants shall include put rights which shall be exercisable immediately upon the issuance of the warrants and which shall have a value of not less than $500,000 on the date the warrants are issued. As used herein, the value of the warrants shall be determined by Agent using valuation methodologies customary for warrants issued to lending institutions in similar situations or otherwise, in Agent's sole discretion.

     b. By deleting Section 6.10 in its entirety and inserting the following in lieu thereof:

     6.10 UNDRAWN AVAILABILITY. At all times before June 1, 2000, Borrowers shall have Undrawn Availability at all times of at least $1,000,000. At all times on or after June 1, 2000, Borrowers shall have Undrawn Availability at all times at least equal to the amount shown below for the applicable period.

                                                            Required
                    Period                            Minimum Availability
                    ------                            --------------------
     During the first month of each Fiscal Quarter           $3,000,000
     During the second month of each Fiscal Quarter          $2,000,000
     During the third month of each Fiscal Quarter           $3,000,000

     3. LIMITED WAIVER OF DEFAULT. An Event of Default has occurred and currently exists under the Credit Agreement as a result of the Borrowers' breach of Section 6.5 of the Credit Agreement for the Fiscal Quarter ending March 31, 2000 (the "Designated Default"). Each Borrower represents and warrants that the Designated Default is the only Defaults or Event of Default that exists under the Credit Agreement and the other Loan Documents as of the date hereof. Subject to the satisfaction of the condition precedent set forth in Section 5 hereof, Lenders hereby waive the Designated Default in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Designated Default in existence on the date of this Amendment or (b) Borrowers' obligation to comply with all of the terms and conditions of the Credit Agreement and other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

     4. CHANGE OF CONTROL. Each Borrower acknowledges and agrees that an Event of Default will occur under the Credit Agreement due to the occurrence of a Change of Control unless a replacement officer for Don G. Hallacy, satisfactory to Agent, is elected on or before June 18, 2000.



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     5.  CONDITIONS PRECEDENT.  The effectiveness of the amendments contained in Section 2 hereof and the limited waiver pursuant to Section 3 hereof are subject to Agent receiving, for the benefit of Lenders, an amendment and waiver fee of $250,000 in immediately available federal funds.

     6. RATIFICATION AND REAFFIRMATION. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     7. ACKNOWLEDGEMENTS AND STIPULATIONS. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrowers); the security interests and liens granted by Borrowers in favor of Lender are duly perfected, first priority security interests and liens, except as permitted under the Credit Agreement; and the unpaid principal amount of the Revolving Advances on and as of the close of business on May 11, 2000, totaled $10,798,623.88.

     8. REPRESENTATIONS AND WARRANTS. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by Borrower, and all of the representations and warrants made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

     9. BREACH OF AMENDMENT. This Amendment shall be part of the Credit Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

     10. EXPENSES OF AGENT AND LENDERS. Borrowers agree to pay, ON DEMAND, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     11. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     13. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.


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     14.  COUNTERPARTS; TELECOPIED SIGNATURES.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15. FURTHER ASSURANCES. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     16. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     17. RELEASE OF CLAIMS. TO INDUCE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENT, LENDERS, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF AGENT AND LENDERS, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST AGENT OR ANY LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH BORROWER REPRESENTS AND WARRANTS TO AGENT AND LENDERS THAT SUCH BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT SUCH BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST AGENT OR ANY LENDER.

     18. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                   ELTRAX SYSTEMS, INC.


/s/  William A. Fielder III               By: /s/ William P. O'Reilly
----------------------------------            ------------------------
WILLIAM A. FIELDER, III,                      WILLIAM P. O'REILLY,
    Secretary                                    Chairman of the Board

       [CORPORATE SEAL]




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ATTEST:                                 ELTRAX TECHNOLOGY SERVICES
                                        GROUP, INC.


/s/ Clunet R. Lewis                     By: /s/ William A. Fielder, III
---------------------------                -------------------------------
CLUNET R. LEWIS, Secretary               Name:  William A. Fielder, III
   [CORPORATE SEAL]                      Title: Treasurer



ATTEST:                                 ELTRAX ASP GROUP, LLC


/s/ Clunet R. Lewis                     By: /s/ William A. Fielder, III
---------------------------                -------------------------------
CLUNET R. LEWIS, Secretary               Name:  William A. Fielder, III
   [CORPORATE SEAL]                      Title: Treasurer


ATTEST:                                 SQUIRREL SYSTEMS, INC.


/s/ Clunet R. Lewis                     By: /s/ William A. Fielder, III
---------------------------                -------------------------------
CLUNET R. LEWIS, Secretary               Name:  William A. Fielder, III
   [CORPORATE SEAL]                      Title: Treasurer


ATTEST:                                 SENERCOMM, INC.


/s/ Clunet R. Lewis                     By: /s/ William A. Fielder, III
---------------------------                -------------------------------
CLUNET R. LEWIS, Secretary               Name:  William A. Fielder, III
   [CORPORATE SEAL]                      Title: Treasurer


ATTEST:                                ELTRAX CUSTOMER CARE GROUP, INC.


/s/ Clunet R. Lewis                     By: /s/ William A. Fielder, III
---------------------------                ----------------------------
CLUNET R. LEWIS, Secretary               Name:  William A. Fielder, III
                                         Title: Treasurer


       [CORPORATE SEAL]





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ATTEST:                                   ELTRAX INTERNATIONAL, INC.


/s/  Clunet R. Lewis                      By: William A. Fielder, III
----------------------------------            ------------------------------
CLUNET R. LEWIS, Secretary                    Name:  William A. Fielder, III
                                              Title: Treasurer

       [CORPORATE SEAL]

ATTEST:                                   ELTRAX HOSPITALITY GROUP, INC.


/s/  Clunet R. Lewis                      By: /s/ William A. Fielder, III
----------------------------------            ------------------------------
CLUNET R. LEWIS, Secretary                    Name:  William A. Fielder, III
                                              Title: Treasurer

       [CORPORATE SEAL]

                                          PNC BANK, NATIONAL ASSOCIATION,
                                          as Lender and as Agent

                                          By: /s/ Arthur Lippens
                                              -------------------------
                                              Name:  Arthur Lippens
                                              Title: Vice President

                                          Commitment Percentage: 100%


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